UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Reported Event):
November 3, 2009 (November 2, 2009)
PEROT SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-14773	75-2230700
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     In connection with the consummation of the Merger described in more detail in Items 3.02 and 5.01 hereto, on November 3, 2009, Perot Systems Corporation (the “Company”) terminated that certain Amended and Restated Credit Agreement, dated as of March 3, 2005 (the “Credit Agreement”), by and among the Company, JPMorgan Chase Bank, N.A., KeyBank National Association, SunTrust Bank, Wells Fargo Bank, N.A., Wachovia Bank, N.A., Comerica Bank, Southwest Bank of Texas, N.A., Bank of Texas, N.A., The Bank of Tokyo-Mitsubishi, Ltd., Bank Hapoalim B.M., and Mizuho Corporate Bank, Ltd. On such date, the Company repaid all outstanding obligations and indebtedness under the Credit Agreement of approximately $177 million in cash, including principal and accrued and unpaid interest and fees under the Credit Agreement. No early termination penalties were incurred by the Company as a result of the repayment and termination. The security interests previously granted to secure the Company’s obligations under the Credit Agreement will be released.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the consummation of the Merger described in more detail in Items 3.02 and 5.01 hereto, on November 3, 2009, the Company notified The New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger. As a result of the Merger, the Company no longer meets the numerical listing requirements of the NYSE. The Company also notified the NYSE that following the Merger, no shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), remain outstanding, and the Company requested that the NYSE file with the Securities and Exchange Commission an application on Form 25 to remove the shares from listing on the NYSE and to deregister the Shares under Section 12(b) of the Securities and Exchange Act of 1934, as amended. Consequently, trading of the Shares on the NYSE will be suspended prior to market opening on November 4, 2009.
Item 3.02. Unregistered Sales of Equity Securities.
     On November 3, 2009, in accordance with the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 20, 2009, as amended, by and among the Company, Dell Inc., a Delaware corporation (“Dell”), and DII — Holdings Inc., a Delaware corporation and indirect, wholly-owned subsidiary of Dell (the “Purchaser”), the Purchaser exercised its “top-up” option to purchase 29,129,681 Shares (the “Top-Up Shares”) directly from the Company at a price of $30.00 per Share, the same amount paid for each Share tendered and accepted for payment by the Purchaser pursuant to its previously announced tender offer to purchase all of the outstanding Shares at a price of $30.00 per Share (the “Offer Price”) without interest thereon and less any applicable withholding or stock transfer taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 2, 2009, and in the related Letter of Transmittal, each, as amended and supplemented from time to time, filed by Dell and the Purchaser with the Securities and Exchange Commission on October 2, 2009 (the “Offer”). The purchase price of $873,890,430.00 was paid by the Purchaser in a combination of cash in an amount equal to the aggregate par value of the Top-Up Shares and by delivering an unsecured promissory note having a principal amount equal to the balance of the aggregate purchase price for the Top-Up Shares, a maturity date of November 3, 2010, bearing interest at the rate of 0.70% per annum and prepayable in whole or in part without premium or penalty. The Top-Up Shares, when combined with the Shares purchased in the Offer, were sufficient to give the Purchaser aggregate ownership of more than 90% of the outstanding Shares in order to complete a “short form” merger of the Purchaser with and into the Company in accordance with Delaware law, with the Company surviving as an indirect, wholly-owned subsidiary of Dell (the “Merger”). The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act for transactions not involving a public offering.
     The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, as amended by the First Amendment to the Merger Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
     The information set forth under Items 3.02 and 5.01 hereto is hereby incorporated by reference into this Item 3.03.
Item 5.01 Change in Control of the Registrant.
     On November 3, 2009, Dell completed its acquisition of all of the outstanding Shares pursuant to the Merger Agreement. Dell’s acquisition of the Shares was structured as a two-step transaction, consisting of the Offer followed by the Merger.
     The Offer expired at 12:00 midnight, New York City time, on Monday, November 2, 2009. Based upon information provided to Dell by BNY Mellon Shareowner Services, the depositary for the Offer, approximately 108,774,629 Shares were validly tendered and not properly withdrawn prior to the expiration of the Offer, representing approximately 87.7% of the Shares outstanding as of November 2, 2009. The depositary also informed Dell that it received commitments to tender 3,961,266 additional Shares under the guaranteed delivery procedures for the Offer. On November 3, 2009, the Purchaser accepted for payment all validly tendered and not properly withdrawn Shares (including Shares tendered to the depositary pursuant to the Offer’s guaranteed delivery procedure) and will promptly make payment for such Shares in accordance with the terms and conditions of the Offer and applicable law. On November 3, 2009, Dell issued a press release announcing the successful completion of the Offer, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
     Following the Purchaser’s acceptance for payment of all validly tendered and not properly withdrawn Shares on November 3, 2009 and its purchase of the Top-Up Shares described above, pursuant to the terms of the Merger Agreement, the Purchaser merged with and into the Company in accordance with the provisions of Delaware law that authorize the completion of the Merger as a “short form” merger without a vote or meeting of the Company’s stockholders. In the Merger, each Share not purchased in the Offer (other than shares held in treasury or reserved for issuance by the Company and Shares held by Dell or the Purchaser or direct or indirect subsidiaries of Dell or the Company, all of which were cancelled and extinguished, and Shares held by stockholders who validly exercise their appraisal rights under Delaware law) was converted into the right to receive the Offer Price without interest thereon and less applicable withholding or stock transfer taxes. Following the Merger, the Company became an indirect, wholly-owned subsidiary of Dell.
     The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, as amended by the First Amendment to the Merger Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 3, 2009, in connection with the consummation of the Merger described in more detail in Items 3.02 and 5.01 hereto, each of the members of the Company’s Board of Directors who were directors immediately prior to the Merger resigned. Each resigning director resigned pursuant to the terms of the Merger Agreement and no director resigned from the Board of Directors because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.
     In addition, on November 3, 2009, Janet B. Wright, a designee of Dell, was appointed as the sole director of the Company. Information about Ms. Wright has been previously disclosed in the Company’s Information Statement contained in the Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) filed with the Securities and Exchange Commission on October 2, 2009.
     As previously disclosed in the Schedule 14D-9, in accordance with the terms of the Merger Agreement, on September 20, 2009, the Company’s Board of Directors authorized certain amendments to the Perot Systems Corporation 1991 Stock Option Plan (the “1991 Plan”) and the Perot Systems Corporation Restricted Stock Plan (the “Restricted Stock Plan”) to provide the Board of Directors with the authority to accelerate the vesting of outstanding awards under the 1991 Plan and the Restricted Plan and to cancel any such outstanding vested awards thereunder in exchange for a cash payment in connection with a change in control. The Company executed such plan amendments to the 1991 Plan and the Restricted Stock Plan on November 2, 2009, each to be effective as of September 20, 2009.
     The foregoing description of the plan amendments to the 1991 Plan and the Restricted Stock Plan is only a summary, does not purport to be complete and is qualified in its entirety by reference to the plan amendments, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the Third Amended and Restated Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form set forth on Exhibit A to the Merger Agreement (the “Amended Certificate of Incorporation”). A copy of the Amended Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.
     Pursuant to the Merger Agreement, at the Effective Time, the Company’s Fifth Amended and Restated Bylaws were amended and restated in their entirety to read as the bylaws of the Purchaser, as in effect immediately prior to the Effective Time (except that the name of the company set forth therein is “Perot Systems Corporation”) (the “Amended Bylaws”). A copy of the Amended Bylaws of the Company is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc. and DII — Holdings Inc., incorporated by reference to Exhibit 2.1 to Perot Systems Corporation’s Current Report on Form 8-K filed on September 21, 2009 (Pursuant to the rules of the Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2	First Amendment, dated September 30, 2009, to Agreement and Plan of Merger, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc. and DII — Holdings Inc., incorporated by reference to Exhibit 2.1 to Perot Systems Corporation’s Current Report on Form 8-K filed on October 1, 2009.

3.1	Perot Systems Corporation Amended and Restated Certificate of Incorporation.

3.2	Perot Systems Corporation Sixth Amended and Restated By-Laws.

10.1	Plan Amendment to the Perot Systems Corporation 1991 Stock Option Plan, effective as of September 20, 2009, incorporated by reference to Exhibit (e)(48) to Amendment No. 7 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on November 3, 2009.

10.2	Plan Amendment to the Perot Systems Corporation Restricted Stock Plan, effective as of September 20, 2009, incorporated by reference to Exhibit (e)(49) to Amendment No. 7 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on November 3, 2009.

99.1	Press Release issued by Dell Inc. on November 3, 2009, incorporated by reference to Exhibit (a)(15) to Amendment No. 7 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on November 3, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2009	PEROT SYSTEMS CORPORATION
	By:	/s/ John E. Harper
		Name:	John E. Harper
		Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc. and DII — Holdings Inc., incorporated by reference to Exhibit 2.1 to Perot Systems Corporation’s Current Report on Form 8-K filed on September 21, 2009 (Pursuant to the rules of the Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2	First Amendment, dated September 30, 2009, to Agreement and Plan of Merger, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc. and DII — Holdings Inc., incorporated by reference to Exhibit 2.1 to Perot Systems Corporation’s Current Report on Form 8-K filed on October 1, 2009.

3.1	Perot Systems Corporation Amended and Restated Certificate of Incorporation.

3.2	Perot Systems Corporation Sixth Amended and Restated By-Laws.

10.1	Plan Amendment to the Perot Systems Corporation 1991 Stock Option Plan, effective as of September 20, 2009, incorporated by reference to Exhibit (e)(48) to Amendment No. 7 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on November 3, 2009.

10.2	Plan Amendment to the Perot Systems Corporation Restricted Stock Plan, effective as of September 20, 2009, incorporated by reference to Exhibit (e)(49) to Amendment No. 7 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on November 3, 2009.

99.1	Press Release issued by Dell Inc. on November 3, 2009, incorporated by reference to Exhibit (a)(15) to Amendment No. 7 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on November 3, 2009.